SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                   May 9, 2005
                                                                   ------------


                           GOLD BANC CORPORATION, INC.
                          ---------------------------
             (Exact name of Registrant as specified in its charter)

         Kansas                     0-28936                    48-1008593
         ------                     -------                    ----------
(State of Incorporation)     (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)


                    11301 Nall Avenue, Leawood, Kansas 66211
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (913) 451-8050
                                 --------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)





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Item 1.01  Entry into a Material Definitive Agreement

      On May 9, 2005, the Registrant issued a press release announcing that Roger M. Arwood accepted the Registrant's offer to become Executive Vice President and Chief Business Banking Officer for Gold Banc Corporation, and President of Gold Bank, the Registrant's wholly-owned subsidiary bank, beginning June 1, 2005. Mr. Arwood will be responsible for overseeing Gold Bank's locations in Kansas, Missouri, and Oklahoma. Mick Aslin, Chief Executive Officer of the Registrant, will continue to serve as Chief Executive Officer of Gold Bank.

      Mr. Arwood will be entitled receive an annual base compensation of $265,000, plus an opportunity to receive an annual cash bonus of up to 55% of his base salary based upon his performance and the Registrant's performance. Mr. Arwood will also receive 24,000 shares of restricted stock and 16,000 restricted stock units upon beginning employment with the Registrant, which will be subject to specified vesting requirements. Mr. Arwood will be eligible to participate in the Registrant's employee benefit plans, including the Registrant's 401(k) plan, health insurance and other benefit plans, and relocation assistance. The Registrant will pay the premiums on a $400,000 term life insurance policy for Mr. Arwood. The Registrant and Mr. Arwood will also enter into a change in control agreement in the near future that will provide for a payment equal to one year's base salary to Mr. Arwood in the event Mr. Arwood is terminated without cause within 24 months of the date of such change of control of the Registrant.



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On May 9, 2005, the Registrant issued a press release announcing that Roger M. Arwood accepted the Registrant's offer to become Executive Vice President and Chief Business Banking Officer for Gold Banc Corporation, Inc., and President of Gold Bank, the Registrant's wholly-owned subsidiary bank, beginning on or about June 1, 2005. Mr. Arwood will be responsible for overseeing Gold Bank's locations in Kansas, Missouri, and Oklahoma.

      Since August 2002, Mr. Arwood has been the Executive Vice President and Chief Operating Officer of First Merchants Corporation, a financial holding company headquartered in Muncie, Indiana. Prior to being Chief Operating Officer, Mr. Arwood also served as President and Chief Executive Officer of First Merchants since 2000. Prior to joining First Merchants, Mr. Arwood was an officer with Bank of America. Mr. Arwood has also been a member of the Board of Directors of First Merchants since 2000. Mr. Arwood is 53 years old.

Item 9.01. Financial Statements and Exhibits

Exhibit Number  Description
--------------  -----------
99.1            Press Release, dated May 9, 2005





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.

                               GOLD BANC CORPORATION, INC.


Dated: May 12, 2005
                               By: /s/ Rick J. Tremblay
                                   -------------------------------
                                   Rick J. Tremblay
                                   Executive Vice President and
                                   Chief Financial Officer



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